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                                  EXHIBIT 23.1
                                  ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Charles E. Smith Residential Realty L.P.'s previously filed Registration Statement File No. 33-82382.


                                              /s/Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP



Washington, D.C.
March 25, 1998

                                      E-4